WESTERN ASSET FUNDS, INC.

Western Asset Inflation Indexed Plus Bond Portfolio

Supplement to the Institutional and Financial Intermediary Class Prospectus dated August 1, 2004

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated August 1, 2004 (the “Prospectus”).

Effective May 23, 2005, the Prospectus is hereby amended as follows:

The description of the Western Asset Inflation Indexed Plus Bond Portfolio (the “Portfolio”), its investment objective and principal investment strategies contained on pages 4 and 5 of the Prospectus is hereby replaced with the following:

Western Asset Inflation Indexed Plus Bond Portfolio

Advisers: Western Asset (U.S. dollar-denominated portion) and WAML (non-U.S. dollar denominated portion)

Objective: Maximize total return, consistent with preservation of capital

Under normal market conditions, the Portfolio invests at least 80% of its net assets in inflation-indexed fixed income securities issued in the United States and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed security are adjusted periodically according to the general movements of inflation in the country of issue. For example, the U.S. Treasury currently uses the Consumer Price Index for All Urban Consumers, non-seasonally adjusted, as its inflation measure.

The Advisers use fundamental investment techniques to select issues. Although the Portfolio may invest in fixed income securities of any maturity, the average modified duration of the Portfolio is expected to range within 3 years of that of its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index. Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is 6-12 years, although this may vary. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio intends to sell protection on credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the Portfolio’s net assets, although such exposure may exceed 40% from time to time.

Although the Portfolio is expected to maintain an average credit quality of at least A/A, it may invest up to 30% of its net assets in securities rated below AAA/Aaa at the time of purchase or unrated securities of comparable quality at the time of purchase (as determined by Western Asset or WAML), including securities rated below investment grade. The Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as “high yield securities.” With respect to the Portfolio’s use of credit default swaps, for purposes of calculating the Portfolio’s average credit quality, the Portfolio will utilize the credit rating and the notional amount of the debt security referenced in the credit default swap.

To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

•	U.S. Government obligations

•	corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

•	non-U.S. inflation-indexed securities

•	mortgage- and other asset-backed securities

•	debt obligations of corporate and governmental issuers in emerging market countries (including “Brady Bonds”; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans) (“emerging market securities”)

•	non-U.S. debt issued in U.S. dollars or non-U.S. currencies, including obligations of non-U.S. governments, international agencies or supranational organizations

•	municipal obligations

•	variable and floating rate debt securities

•	commercial paper and other short-term investments

•	certificates of deposit, time deposits and bankers’ acceptances

•	loan participations and assignments

•	structured notes

•	repurchase agreements

In addition, under normal market conditions, at the time of purchase:

•	no more than 20% of the Portfolio’s net assets may be invested in non-U.S. dollar denominated inflation-indexed securities

•	no more than 10% of the Portfolio’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

•	no more than 20% of the Portfolio’s net assets may be invested in a combination of high yield securities, securities of emerging market issuers and loan participations and assignments

•	no more than 10% of the Portfolio’s net assets may be invested in high yield securities

•	no more than 10% of the Portfolio’s net assets may be invested in securities of emerging market issuers

•	no more than 10% of the Portfolio’s net assets may be invested in loan participations and assignments

The Portfolio may also:

•	engage in reverse repurchase agreements

•	borrow money for temporary or emergency purposes

•	invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

•	buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options

•	enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

•	loan its portfolio securities

•	buy or sell securities on a forward commitment basis

•	hold common stock or warrants received as the result of an exchange or tender of fixed income securities

Among the principal risks of investing in the Portfolio are Risks Relating to Inflation-Indexed Securities, Interest Rate Risk, Credit Risk, Market Risk, Derivatives Risk, Liquidity Risk, Non-

U.S. Securities Risk, Currency Risk, Call Risk, Borrowing Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Special Risks of High Yield Securities, Emerging Markets Risk and Hedging Risk. Please see “Principal Risks” on pages 10 to 15 for a discussion of these and other risks.

Additionally, the following paragraph is hereby added to the Derivatives Risk portion of Principal Risks on page 14 of the Prospectus:

If a Portfolio sells protection on credit default swaps relating to corporate debt securities, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Additionally, effective July 12, 2005, the Portfolio will change its policy of investing, under normal market conditions, at least 80% of its net assets in inflation-indexed fixed income securities issued in the United States. Instead, the Portfolio will invest, under normal market conditions, at least 80% of its net assets in inflation-indexed fixed income securities, without regard to the country of issuance.

This supplement is dated May 12, 2005